CONSOLIDATED FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
September 30, 2007

              Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                               September 30, 2007




                                    CONTENTS

Consolidated Balance Sheets at September 30, 2007 (Unaudited)
  and December 31, 2006......................................................1
Consolidated Statements of Income for the Three Months and
  Nine Months Ended September 30, 2007 and 2006 (Unaudited)..................2
Consolidated Statements of Cash Flows for the Nine Months Ended
  September 30, 2007 and 2006 (Unaudited)....................................3
Notes to Consolidated Financial Statements (Unaudited).......................4

              Financial Guaranty Insurance Company and Subsidiaries

                           Consolidated Balance Sheets
                (Dollars in thousands, except per share amounts)



                                                                                             September 30,          December 31,
                                                                                                  2007                  2006
                                                                                           ------------------- ---------------------
Assets                                                                                     (Unaudited)
Fixed maturity securities, available for sale, at fair value (amortized cost of
   $3,905,829 in 2007 and $3,627,344 in 2006)                                              $        3,901,176      $    3,627,007
Variable interest entity fixed maturity securities, held to maturity at amortized cost                750,000             750,000
Short-term investments                                                                                131,047             211,726
                                                                                           ------------------- ---------------------
Total investments                                                                                   4,782,223           4,588,733

Cash and cash equivalents                                                                              67,014              29,963
Accrued investment income                                                                              55,369              49,843
Reinsurance recoverable on losses                                                                       3,425               1,485
Prepaid reinsurance premiums                                                                          204,638             156,708
                                                                                                                           93,170
Policy acquisition costs deferred, net                                                                113,439
Receivable from related parties                                                                         1,381               2,483
 Property and equipment, net of accumulated depreciation of $3,124 in 2007 and $2,107
      in 2006                                                                                          12,291               2,617
Foreign deferred tax asset                                                                              3,942               3,491

Derivative assets                                                                                         190                 314
Prepaid expenses and other assets                                                                      27,176              17,275
                                                                                           ------------------- ---------------------
Total assets                                                                                        5,271,088           4,946,082

Liabilities and stockholders' equity
Liabilities:
   Unearned premiums                                                                                1,442,018           1,347,592
   Loss and loss adjustment expense reserves                                                           40,239              40,299
   Ceded reinsurance balances payable                                                                   9,682               7,524
   Accounts payable, accrued expenses and other liabilities                                            46,869              41,588

   Derivative liabilities                                                                             224,273               1,817
   Payable for securities purchased                                                                     5,447              10,770
   Variable interest entity floating rate notes                                                       750,000             750,000
   Accrued interest expense - variable interest entity                                                  1,511               1,298
   Capital lease obligations                                                                            2,299               2,941
   Current income taxes payable                                                                        25,541              17,520
   Deferred income taxes                                                                                3,307              76,551
   Dividends payable                                                                                       --              10,000
                                                                                           ------------------- ---------------------
Total liabilities                                                                                   2,551,186           2,307,900
                                                                                           ------------------- ---------------------

Stockholder' equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized, issued and
      outstanding                                                                                      15,000              15,000
   Additional paid-in capital                                                                       1,908,818           1,901,799
   Accumulated other comprehensive income, net of tax                                                   9,271               6,500
   Retained earnings                                                                                  786,813             714,883
                                                                                           ------------------- ---------------------
Total stockholders' equity                                                                          2,719,902           2,638,182
                                                                                           ------------------- ---------------------
Total liabilities and stockholder' equity                                                 $        5,271,088      $    4,946,082

See accompanying notes to consolidated financial statements.

              Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)


                                             THREE MONTHS ENDED           NINE MONTHS ENDED
                                                SEPTEMBER 30,               SEPTEMBER 30,
                                                2007         2006            2007        2006
                                        --------------------------------------------------------
Revenues:
  Gross direct and assumed premiums
  written                                  $  122,268    $  85,030      $ 350,419    $  337,571
  Ceded premiums written                      (28,351)     (18,440)        (72,128)     (53,751)
                                        --------------------------------------------------------
  Net premiums written                         93,917       66,590         278,291      283,820
  Change in net unearned premiums             (19,298)      (3,852)        (46,496)     (89,775)
                                        --------------------------------------------------------
  Net premiums earned                          74,619       62,738         231,795      194,045

  Net investment income                        39,795       35,803         115,468      102,160
  Interest income - investments held
      by variable interest entity              10,901        10,033         31,013      24,628
  Net realized gains (losses)                      20            (4)           336         (15)
  Net realized and unrealized (losses)
    gains on
    credit derivative contracts              (206,221)        1,110       (222,077)         339
  Other income                                    180           490          1,525        1,532
                                        --------------------------------------------------------
Total revenues                                (80,706)     110,170         158,060      322,689
                                        --------------------------------------------------------

Expenses:
    Loss and loss adjustment expenses          (2,031)         520          (6,237)      (1,679)
  Underwriting expenses                        23,586       20,879          74,749       67,776
  Policy acquisition costs deferred,
  net                                          (8,858)      (8,736)        (30,613)     (30,243)
  Amortization of policy acquisition
    costs deferred                              3,848        1,930          11,502        7,486
  Interest expense - debt held by
     variable interest entity                  10,901       10,033          31,013       24,628
  Other operating expenses                        793          425           1,571        1,298
                                        --------------------------------------------------------
Total expenses                                 28,239       25,051          81,985       69,266
                                        --------------------------------------------------------

(Loss) Income before income taxes            (108,945)      85,119          76,075      253,423

Income tax (benefit) expense                  (47,409)      21,556          (5,855)      63,939
                                        --------------------------------------------------------
Net (loss) income                            $(61,536)   $  63,563         $81,930   $  189,484

See accompanying notes to consolidated financial statements.

              Financial Guaranty Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)


                                                                NINE MONTHS ENDED
                                                                   SEPTEMBER 30,
                                                               2007            2006
                                                          ------------------------------
       OPERATING ACTIVITIES
       Net income                                          $    81,930   $    189,484
       Adjustments to reconcile net income to net cash
         provided by operating activities:
         Amortization of policy acquisition costs               11,502          7,486
           deferred
         Policy acquisition costs deferred, net                (30,613)       (30,243)
         Depreciation of property and equipment                    970            875
         Amortization of fixed maturity securities              26,385         24,973
         Amortization of short-term investments                     57             82
         Net realized (gains) losses on investments               (336)            15
         Stock compensation expense                              7,018          5,047
         Change in accrued investment income, prepaid
           expenses and other assets, foreign deferred
           tax asset and accrued interest expense, net         (12,769)       (12,012)
         Change in net unrealized losses on credit
           derivative contracts                                222,580          1,504
         Change in prepaid reinsurance premiums                (47,930)       (32,993)
         Change in reinsurance recoverable on losses            (1,940)         1,145
         Change in unearned premiums                            94,521        122,693
         Change in loss and loss adjustment expense                (60)        (7,112)
           reserves
         Change in receivable from related parties
         Change in ceded reinsurance balances payable
           and accounts payable, accrued expenses and
           other liabilities                                     1,102       6.993
                                                                 6,800          3,797
         Change in current income taxes payable                  8,021         20,751
         Change in deferred federal income taxes               (71,905)        14,083
                                                           ------------- ---------------
       Net cash provided by operating activities               295,333        316,568
                                                           ------------- ---------------

       INVESTING ACTIVITIES
       Sales and maturities of fixed maturity securities        186,555       124,598
       Purchases of fixed maturity securities                 (489,630)      (418,167)
       Purchases, sales and maturities of short-term
         investments, net                                       82,056         (1,509)
       Receivable for securities sold                           (2,896)             -
       Payable for securities purchased                         (5,323)             -
       Purchase of fixed assets                                (10,596)          (317)
       Purchase of investments held by variable interest
         entity                                                      -       (750,000)
                                                           ------------- ---------------
       Net cash used in investing activities                  (239,834)    (1,045,395)
                                                           ------------- ---------------

       FINANCING ACTIVITIES
       Proceeds from issuance of debt held by variable
         interest entity                                             -        750,000
       Payment of dividends                                    (20,000)       (10,000)
                                                           ------------- ---------------
       Net cash provided by financing activities               (20,000)       740,000
                                                           ------------- ---------------

       Effect of exchange rate changes on cash                   1,552           (743)
                                                           ------------- ---------------

       Net increase in cash and cash equivalents                37,051         10,430
       Cash and cash equivalents at beginning of period         29,963         45,077
                                                           ------------- ---------------
       Cash and cash equivalents at end of period           $   67,014   $     55,507

See accompanying notes to consolidated financial statements.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                                   (Unaudited)


                (Dollars in thousands, except per share amounts)


1. BUSINESS AND ORGANIZATION

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United
Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for fair presentation have been included. Operating results for the three- and nine-month periods ended September 30, 2007 are not necessarily indicative of results that may be expected for the year ending December 31, 2007. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2006, including the accompanying notes.

Certain 2006 amounts have been reclassified to conform to the 2007 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

On April 18, 2007, the Financial Accounting Standards Board ("FASB") issued an Exposure Draft of a Proposed Statement of Financial Accounting Standards entitled Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60. The proposed statement addresses accounting for loss reserving, premium recognition and additional disclosures regarding financial guaranty insurance contracts. Currently, the financial guaranty industry accounts for financial guaranty insurance contracts under Statement of Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by Insurance Enterprises, which was developed prior to the emergence of the financial guaranty industry. As SFAS No. 60 does not specifically address financial guaranty contracts, there has been diversity in the manner in which different financial guarantors account for these contracts. The purpose of the proposed statement is to provide authoritative guidance on accounting for financial guaranty contracts that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The FASB held a public round table meeting with respondents to the exposure draft in September 2007 to discuss significant issues raised in the comment letters. The exposure draft is scheduled to be redeliberated in the fourth quarter of 2007 and it is anticipated that the final pronouncement will be issued in the first quarter of 2008. Upon the issuance of the final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and disclosures.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109 and prescribes metrics for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on other matters related to accounting for income taxes. FIN 48 is applicable for fiscal years beginning after December 15, 2006. The Company adopted the provisions of FIN 48 on January 1, 2007. (See note 7.)

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


4. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and addresses issues raised in SFAS No. 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The primary objectives of SFAS No. 155 are: (i) with respect to SFAS No. 133, to address accounting for beneficial interests in securitized financial assets and (ii) with respect to SFAS No. 140, to eliminate a restriction on the passive derivative instruments that a qualifying special purpose entity may hold. SFAS No. 155 is effective for those financial instruments acquired or issued after January 1, 2007. The Company adopted SFAS No. 155 on January 1, 2007.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and requires additional disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but its application could change current practices in determining fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 157 and its potential impact on the Company's financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities--Including an amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 does not require any new fair value measurements. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 159 and its potential impact on the Company's financial statements.

5. PREMIUM REFUNDINGS

Unearned premiums represent the portion of premiums received applicable to future periods on insurance policies in force. When an obligation insured by the Company is refunded by the issuer prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased by the issuer prior to stated maturity. Premiums earned on refundings were $6,816 and $5,833 for the three months ended September 30, 2007 and 2006, respectively, and $38,294 and $28,598 for the nine months ended September 30, 2007 and 2006, respectively.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing insured portfolio surveillance. The reserves are necessarily based upon estimates and subjective judgments about the outcomes of future events, and actual results will likely differ, possibly materially, from these estimates. At September 30, 2007, the Company had case reserves of $29,273, credit watchlist reserves of $9,437 and an unallocated loss adjustment expense reserve of $1,529. At December 31, 2006, the Company had case reserves of $27,029, credit watchlist reserves of $11,741 and an unallocated loss adjustment expense reserve of $1,529.

Losses and loss adjustment expenses for the nine-month period ended September 30, 2007 reflect claim reimbursements of $4,475 received by the Company in May 2007 for claims paid during 2006 and 2005 related to an insured obligation of an investor-owned utility impacted by Hurricane Katrina. The Company had previously not recorded a recovery for these claims due to the status of the utility's bankruptcy filing.

7. INCOME TAXES

The Company files a consolidated U.S. federal tax return with FGIC Corp. The Company also files separate returns in various state and foreign jurisdictions.

The Company adopted the provisions of FIN 48 on January 1, 2007. The Company's liability for unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.

As of September 30, 2007, the balance of unrecognized tax benefits reflected in current income taxes payable was $26,180 of which $14,247 related to tax positions for which the ultimate deductibility is certain but for which there is uncertainty as to the timing of deductibility. A disallowance as to the timing of the recognition of these tax positions would not result in a change to the annual effective tax rate but would accelerate the payment of cash to the taxing authority. Interest and penalties on any disallowance would also affect the annual effective tax rate.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


7. INCOME TAXES (CONTINUED)

The Company recognizes accrued interest and penalties related to unrecognized tax benefits where the ultimate recognition is uncertain. Tax expense related to interest and penalties amounted to approximately $198 and $0 for the three months ended September 30, 2007 and 2006, respectively, and $423 and $0 for the nine months ended September 30, 2007 and 2006, respectively. Approximately, $423 and $0 were accrued for the payment of interest and penalties at September 30, 2007 and December 31, 2006, respectively, which is included as a component of the balance of unrecognized tax benefits.

In the second quarter of 2006, the Internal Revenue Service ("IRS") commenced an examination of the Company's consolidated U.S. income tax returns for 2003 and 2004. The examination was completed in the second quarter of 2007. Upon completion of the audit, previously unrecognized tax benefits of $5,354 relating to the years under examination were recognized. As a result of completion of the examination, the Company is not subject to U.S. federal income tax examination by the IRS for years before 2005.

During the three- and nine-month periods ended September 30, 2007 the gross increase in unrecognized tax benefits as a result of tax positions taken during the current period were $5,266 and $13,556 respectively. There were no decreases in unrecognized tax benefits as a result of tax positions taken in the current period.

The Company's U.S. federal effective corporate tax rates of (44.88)% and 24.96% for the three months ended September 30, 2007 and 2006, respectively, and (10.11)% and 25.04% for the nine months ended September 30, 2007 and 2006, respectively, were less than the statutory corporate tax of 35%, primarily due to the impact of the net unrealized losses on credit derivative contracts on income before income tax expense (see note 9). In addition, the tax-exempt interest received on investments and the recognition of tax benefits related to the 2003 and 2004 examination years lowered the effective tax rate.

The Company's United Kingdom operations are subject to examination by foreign tax authorities for the years since they commenced operation in 2004.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


8. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $7,856 and $5,705 for the three months ended September 30, 2007 and 2006, respectively, and $24,398 and $21,176 for the nine months ended September 30, 2007 and 2006, respectively.

9. DERIVATIVE INSTRUMENTS

Certain financial guaranty contracts (primarily credit default swaps) issued by the Company are considered derivatives under SFAS No.133. Accordingly, these contracts are recognized on the Consolidated Balance Sheet at their fair value, and changes in fair value are recognized immediately in earnings. The Company considers these agreements to be a normal extension of its financial guaranty insurance business and intends to hold the contracts until maturity. Under the terms of the credit derivative contracts, the Company is not required to post collateral, and in the event the underlying obligation were to default, payments would not be accelerated and would be made on a pay as you go basis. The Company's total outstanding principal insured net of reinsurance on these contracts was $32,599,298 as of September 30, 2007 and $22,696,360 as of December 31, 2006.

The Company believes that the most meaningful presentation of the financial statement impact of these credit derivative contracts is to record revenue as installments are received as a component of premiums, and to record claims payments, expected claims, loss and loss adjustment expenses, and changes in fair value as "Net realized and unrealized gains (losses) on credit derivative contracts" in the Consolidated Statements of Income. The Company recorded net earned premiums under these agreements of $8,124 and $21,866 for the three- and nine-month periods ended September 30, 2007, respectively. The Company recorded net earned premiums under these agreements of $5,101 and $13,879 for the three- and nine-month periods ended September 30, 2006, respectively. As of September 30, 2007, the Company had recorded no losses or loss adjustment expenses related to these contracts. Management's determination that no loss reserves were required at September 30, 2007 was necessarily based upon estimates and subjective judgments about the outcomes of future events. Actual results will likely differ, possibly materially, from these estimates. This determination will be evaluated as additional information becomes available, and loss reserves may be recorded on these contracts in future periods.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


9. DERIVATIVE INSTRUMENTS (CONTINUED)

Since quoted market values are not available for the credit derivative contracts, the realized and unrealized gains and losses attributable to these contracts are recognized in the Consolidated Statements of Income by recording their fair value, as determined each quarter based on internally developed models. These models require market-driven inputs, including dealer quotes for the underlying bonds, credit spreads and yield curves. The models calculate a theoretical exit price and reflect management's best judgment about current market conditions. There may be volatility in the market-driven inputs obtained from an illiquid CDS market, and differences may exist between available market data and the assumptions used by management to estimate the fair value of these instruments. Accordingly, the valuation results from the model could differ materially from amounts that would be realized in the market if the derivative were traded. Moreover, volatile market conditions are likely to cause future valuations to differ, possibly materially, from those reflected in the current period.

The following table summarizes the net realized and unrealized (losses) gains on credit derivative contracts.


                                                               Three months ended
                                                                   September 30,
                                                       ------------------------------------
                                                             2007                2006
                                                      ------------------   -----------------
                                                        $   (206,595)
  Change in net unrealized (losses) gains                                    $       1,110
  Realized gains                                                  374                    -
                                                      ------------------   -----------------
  Net realized and unrealized (losses) gains on
  credit derivative contracts                           $   (206,221)        $       1,110


                                                                Nine months ended
                                                                   September 30,
                                                     -----------------------------------------
                                                              2007              2006
                                                     --------------------- -------------------
                                                       $    (222,580)
   Change in net unrealized (losses) gains                                   $     (1,504)
   Realized gains                                                 503               1,843
                                                     --------------------- -------------------
   Net realized and unrealized (losses) gains
   on credit derivative contracts                      $    (222,077)        $        339

The increase in net unrealized losses for the three- and nine-month periods ended September 30, 2007 primarily related to increases in credit spreads on certain structured finance obligations insured by the Company, most significantly collateralized debt obligations supported by asset backed securities. The increase in credit spreads reduced the fair value of the Company's CDS contracts related to these insured obligations.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


10. COMPREHENSIVE INCOME

Accumulated other comprehensive income of the Company consists of net unrealized gains and losses on investment securities and foreign currency translation adjustments. The components of total comprehensive (loss) income for the three- and nine-month periods ended September 30, 2007 and 2006 were as follows:

                                       THREE MONTHS ENDED
                                         SEPTEMBER 30,
                                  -----------------------------
                                       2007           2006
                                  --------------- -------------
Net (loss) income                    $  (61,536)    $ 63,563
Other comprehensive income               39,718       55,555
                                  --------------- -------------
Total comprehensive (loss)           $    (21,818)  $119,118
income


                                        NINE MONTHS ENDED
                                          SEPTEMBER 30,
                                  ------------------------------
                                       2007            2006
                                  ---------------- -------------
 Net income                          $ 81,930        $189,484
 Other comprehensive income             2,771          16,741
                                  ---------------- -------------
 Total comprehensive income          $ 84,701        $206,225

The components of other comprehensive income for the three- and nine-month periods ended September 30, 2007 and 2006 were as follows:

                                           THREE MONTHS ENDED SEPTEMBER 30, 2007
                                         -------------- ------------- ----------
                                            BEFORE                       NET OF
                                              TAX                          TAX
                                            AMOUNT          TAX          AMOUNT
                                         -------------- ------------- ----------

Unrealized holding gains arising
  during the period                      $      54,664   $  (19,132)   $  35,532
Reclassification of gains realized
  in net income                                   (20)            7         (13)
                                         -------------- ------------- ----------
Unrealized gain on investments                  54,644      (19,125)      35,519
Foreign currency translation
  adjustment                                     6,460       (2,261)       4,199
                                         -------------- ------------- ----------
Total other comprehensive income         $      61,104  $   (21,386)   $  39,718

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


                (Dollars in thousands, except per share amounts)


10. COMPREHENSIVE INCOME (CONTINUED)



                                                 Three months ended September 30, 2006
                                              --------------------------------------------
                                                 Before
                                                   Tax                       Net of Tax
                                                 Amount          Tax           Amount
                                              -------------- ------------- ---------------
Unrealized holding gains arising    $
  during the period                                  83,621    $ (29,267)  $      54,354
Reclassification of losses realized
  in net income                                           4           (2)              2
                                              -------------- ------------- ---------------
Unrealized gain on investments                       83,625      (29,269)         54,356
Foreign currency translation adjustment               1,847         (648)          1,199
                                              -------------- ------------- ---------------
Total other comprehensive income               $     85,472    $ (29,917)   $     55,555


                                                  NINE MONTHS ENDED SEPTEMBER 30, 2007
                                              -------------- ------------- --------------
                                                 BEFORE                          NET OF
                                                   TAX                            TAX
                                                 AMOUNT          TAX             AMOUNT
                                              -------------- ------------- --------------

Unrealized holding losses arising during
  the period                                     $  (4,544)  $      1,591     $  (2,953)
Reclassification of gains realized in net
  income                                              (336)           117          (219)
                                              -------------- ------------- --------------
Unrealized loss on investments                      (4,880)         1,708        (3,172)
Foreign currency translation adjustment               9,143        (3,200)         5,943
                                              ------------- ------------- --------------
Total other comprehensive income                 $   4,263   $     (1,492)    $    2,771


                                                 Nine months ended September 30, 2006
                                              --------------------------------------------
                                                 Before
                                                   Tax                       Net of Tax
                                                 Amount          Tax           Amount
                                              -------------- ------------- ---------------

Unrealized holding gains arising during the
  period                                        $   18,718   $     (6,551)    $   12,167
Reclassification of losses realized in net
  income                                                 15            (6)             9
                                              -------------- ------------- ---------------
Unrealized gain on investments                       18,733        (6,557)        12,176
Foreign currency translation adjustment               7,025        (2,460)         4,565
                                              -------------- ------------- ---------------
Total other comprehensive income                $    25,758        (9,017)    $   16,741